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              FOURTH MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT


     THIS FOURTH MODIFICATION, dated and effective as of December 30th, 1998, is made and entered into by and between TRAMMELL CROW BTS, INC., a Delaware corporation having a notice address of 7535 East Hampden Avenue, Suite 650, Denver, Colorado 80231-4845 ("Developer"), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a notice address of 10 West Market Street, 9th Floor, Indianapolis, Indiana 46204 ("Bank").

                                      RECITALS:

     A. Developer and Bank entered into that certain Master Construction Loan Agreement, dated August 4, 1997, as modified by that certain First Modification of Master Construction Loan Agreement between Developer and Bank, dated September 15, 1997, and as modified by that certain Second Modification of Master Construction Loan Agreement between Developer and Bank, dated May 12, 1998, and as modified by that certain Third Modification of Master Construction Loan Agreement between Developer and Bank, dated June 9, 1998 (collectively, the "Loan Agreement").

     B. The parties hereto desire to further modify the Loan Agreement in accordance with the terms and conditions set forth herein.

                                      AGREEMENT

     NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

     1. SCHEDULE 1 OF THE LOAN AGREEMENT. The Loan Agreement is hereby modified by substituting SCHEDULE I attached to this Modification for SCHEDULE I attached to the Loan Agreement.

     2. SECTION 9.05 OF THE LOAN AGREEMENT. Section 9.05 of the Loan Agreement is hereby in its entirety to read as follows:

     9.05. NOTICES. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be deemed to have been given or made two (2) days after the same are deposited in the United States mail, postage prepaid, or immediately upon personal delivery, addressed as follows:

          If to the Bank:     KeyBank National Association
                              10 West Market Street
                              9th Floor
                              Indianapolis, Indiana 46266, and
                              Attention: Theodore J. Lewis, Vice President

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          If to the Developer
          or a Borrower:      c/o Trammell Crow BTS, Inc.
                              7535 East Hampden Avenue, Suite 650
                              Denver, Colorado 80231-4845
                              Attention: Gregory B. Ham

or in accordance with the latest unrevoked written direction from either party to the other party hereto.

     3. EXPENSES. Borrower shall pay all costs incidental to this Modification, including but not limited to title insurance, survey charges, reasonable attorneys' fees, appraisals, insurance, inspecting engineers' and/or architect's fees, environmental fees, and all other incidental expenses of Bank.

     4. REPRESENTATIONS AND WARRANTIES. Developer hereby represents and warrants to Bank that there does not presently exist any default under the Loan Agreement or any event which with the notice or lapse of time or both would constitute a default under the Loan Agreement and that each of the representations and warranties set forth in the Loan Agreement remain true and correct as of the date hereof, except to the extent said representations and warranties specifically apply to those items explicitly modified by or otherwise disclosed in this Modification, and each of said representations and warranties is hereby incorporated herein by reference and modified as necessary to apply to and cover the undertakings of Developer evidenced by this Modification.

     5. CONTINUING EFFECT. All other terms, conditions, provisions, representations and warranties set forth in the Loan Agreement not specifically relating to those items explicitly modified by or otherwise disclosed in this Modification shall remain unchanged and shall continue in full force and effect. This Modification shall, wherever possible, be construed in a manner consistent with the Loan Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Modification and the terms of the Loan Agreement, the terms of this Modification shall control.

     6. WAIVER. No provision hereof shall constitute a waiver of any of the terms or conditions of the Loan Agreement, other than those terms or conditions explicitly modified or otherwise affected hereby.

                                      2
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     IN WITNESS WHEREOF, Developer and Bank have caused this Fourth Modification of Master Construction Loan Agreement to be duly executed as of the date and year first above written.

                                   "DEVELOPER"

                              TRAMMELL CROW BTS, INC.,
                              a Delaware corporation


                              By: /s/ Gregory B. Ham
                                 ------------------------------------------

                              Printed:  Gregory B. Ham
                                      -------------------------------------

                              Title:  Executive Vice President
                                    ---------------------------------------

                                   "BANK"

                              KEYBANK NATIONAL ASSOCIATION, a national banking association


                              By:  /s/ Theodore J. Lewis
                                  -----------------------------------------

                              Printed:  Theodore J. Lewis
                                       ------------------------------------

                              Title:  Vice President
                                     --------------------------------------

                                      3
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                                     SCHEDULE I




PetsMart, Inc. shall be an Approved Tenant for one PetsMart facility in Savannah, Georgia and for one PetsMart facility in Arvada, Colorado.

Stater Bros. shall be an Approved Tenant for one Stater Bros. grocery retail facility in Murrieta, California.